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                    SELIGMAN NEW TECHNOLOGIES FUND II, INC.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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

                              J. & W. SELIGMAN &CO.
                                  INCORPORATED

               LAST CHANCE FOR YOUR CLIENTS TO VOTE THEIR PROXIES
                          TO LIQUIDATE THE FUND IN 2007

Dear Financial Advisor:

The Stockholder meeting to consider liquidation of Seligman New Technologies Fund II has been adjourned until Friday, November 16, 2007 because not enough shares were voted. If the Fund does not receive enough votes to approve the proposal to liquidate and dissolve the Fund before the meeting on November 16th, the Fund cannot liquidate in 2007.

Approval of the proposals at the meeting will result in all Stockholders receiving a single liquidating distribution of all of the Fund's assets in 2007 and should permit Stockholders to recognize their entire capital losses for federal income tax purposes on any shares acquired in the Fund's initial public offering.

Please remind your clients to vote as soon as possible if they have not already done so.

Very truly yours,


/s/ Charles W. Kadlec

Charles W. Kadlec
Managing Director

PS: If there are additional Financial Advisors you know with clients in the Fund, we ask that you encourage them to remind their clients to vote their shares in favor of the proposals as soon as possible.

           100 PARK AVENUE o NEW YORK, NEW YORK 10017 o (212) 850-1864